IRA Ideal!

Defined Asset Funds[SM]

The Select S&P Industrial Portfolio
1998 Series

Take indexing to another level...

[ML Logo] Merrill Lynch

Indexing- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(SM)
Select S&P Industrial Portfolio can help.

The Portfolio

This Portfolio singles out stocks from the S&P Industrial Index,* using a contrarian approach. The resulting 15 stock Portfolio seeks a combination of value, capital appreciation potential and current dividend income.
Although each Portfolio is a one-year investment, we recommend you continue this Strategy for at least three to five years for potentially more consistent results.

The Selection Process

Stocks in the Portfolio are selected through a disciplined process:

1. Defining the Universe: We begin with the S&P Industrial Index and remove any stocks that are a part of the Dow Jones Industrial Average* (DJIA).

2. Quality Screen: We include only stocks that are ranked A+ or A by Standard & Poor's.

3. Market Capitalization: We then rank the stocks by their market capitalization from highest to lowest, and eliminate the lowest 25%.

4. Highest Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group, we select the 15 highest-yielding stocks for the Portfolio.


Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 9/30/98
(including annual rollovers)

Inception                  Series        Return
---------                  ------        ------
1/22/97                      A           11.46%
2/24/97                      B           12.56
4/21/97                      C           20.91
6/9/97                       D            7.64
7/21/97                      E            4.66
9/8/97                       F            7.74

Most Recently Completed Portfolio

Period                     Series        Return
---------                  ------        ------
1/22/97-3/13/98              A           31.43%
2/24/97-4/24/98              B           22.96
4/21/97-5/22/98              C           35.59
6/9/97-7/17/98               D           19.39
7/21/97-8/21/98              E            8.25

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

      * "Standard & Poor's," "S&P," "S&P 500" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

Hypothetical Results

We analyzed the hypothetical returns of $10,000 invested over 25 years based on the Strategy (not any Portfolio) as compared to various benchmarks. The Strategy would have underperformed the DJIA (with Portfolio sales charges and expenses deducted) in 8, the S&P 500 Index* in 9 and the S&P Industrial Index in 8 of the last 25 years and would have produced a loss in only three years.

Defining Your Risks

Before investing, please consider:

          o There are risks associated with equity investments. The Portfolio is not appropriate for investors seeking capital preservation. Despite recent volatility, U.S. equity markets are still near historically high levels and no assurance can be given that these levels will continue.

          o There can be no assurance that the Portfolio will meet its objective, stock prices will not decrease, dividend rates will be maintained, or that any Portfolio will outperform either index.

          o The value of your investment will fluctuate with the prices of underlying stocks. Their yields may be higher because they or their industries are out of favor.

          o Owning units of this Portfolio may result in annual federal, state and local taxes, only some of which can be deferred by rolling over into the next portfolio. Consult your tax adviser concerning your personal situation.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 9/30/98

[A mountain chart compares the hypothetical past performance of the Strategy (ochre) from 1/1/73 through 9/30/98, the Dow Jones Industrial Average (DJIA)
(pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 9/30/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 9/30/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($419,926), the ending value of the DJIA ($213,831), the ending value of the S&P 500 Index ($218,020) and the ending value of the S&P Industrial Index ($214,880).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. Results represent price changes plus dividends reinvested at year end, and do not reflect deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each following year) and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighed equally.

Select Now!

You can get started with the Select S&P Industrial Portfolio with as little as $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select S&P Industrial Portfolio, including all charges, expenses and risks. Please read it carefully before you invest.

Yes! I would like more information on the Select S&P Industrial Portfolio from Defined Asset Funds.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

11584NI-10/98
(Copyright logo) 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.